UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2004

FIRST INDIANA CORPORATION (Exact name of registrant as specified in its charter)

Indiana	0-14354	35-1692825
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

135 North Pennsylvania Street, Indianapolis, IN	46204
(Address of principal executive office)	(Zip Code)

 Registrant’s telephone number, including area code: (317) 269-1200

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

      On April 5, 2004, First Indiana Corporation announced a conference call to be held on Wednesday, April 21, 2004.

      Pursuant to General Instruction F to Form 8-K, the press release issued April 5, 2004 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits

      Exhibit

      99         Press Release dated April 5, 2004

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Indiana Corporation

Date: April 5, 2004	By:	/s/ William J. Brunner
William J. Brunner
Chief Financial Officer